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                                                                     EXHIBIT 23





                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS




As independent public accountants, we hereby consent to the incorporation by reference of our report included in this Form 11-K, into the Company's previously filed Registration Statements File No. 33-74246, No. 333-2580 and No.333-26175.



                                                            ARTHUR ANDERSEN LLP


Columbus, Ohio,
  June 27, 1997.





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